STRATEGIC AND OPERATIONAL OVERVIEW April 26, 2018 Exhibit 99.1

SAFE HARBOR STATEMENT This presentation contains several “forward-looking statements.” Forward-looking statements are those that use words such as “believe,” “expect,” “intend,” “plan,” “may,” “likely,” “should,” “estimate,” “continue,” “future” or “anticipate” and other comparable expressions. These words indicate future events and trends. Forward-looking statements are our current views with respect to future events and financial performance. These forward-looking statements are subject to many assumptions, risks and uncertainties that could cause actual results to differ significantly from historical results or from those anticipated by us. The most significant risks are detailed from time to time in our filings and reports with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2017. Such risks include – but are not limited to – GM’s ability to sell new vehicles that we finance in the markets we serve; the viability of GM-franchised dealers that are commercial loan customers; the availability and cost of sources of financing; our joint venture in China, which we cannot operate solely for our benefit and over which we have limited control; the level of net charge-offs, delinquencies and prepayments on the loans and leases we originate; the effect, interpretation or application of new or existing laws, regulations, court decisions and accounting pronouncements; the prices at which used cars are sold in the wholesale auction markets; vehicle return rates and the residual value performance on vehicles we lease; interest rate fluctuations and certain related derivatives exposure; foreign currency exchange rate fluctuations; our financial condition and liquidity, as well as future cash flows and earnings; changes in general economic and business conditions; competition; our ability to manage risks related to security breaches and other disruptions to our networks and systems; and changes in business strategy, including expansion of product lines and credit risk appetite, acquisitions and divestitures. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, our actual results may vary materially from those expected, estimated or projected. It is advisable not to place undue reliance on any forward-looking statements. We undertake no obligation to, and do not, publicly update or revise any forward-looking statements, expect as required by federal securities laws, whether as a result of new information, future events or otherwise. Unless otherwise noted, prior period information excludes Discontinued Operations and reflects results for North America, Latin America and China. 2

GM FINANCIAL COMPANY OVERVIEW GM Financial’s overall objective is to support GM vehicle sales while achieving appropriate risk-adjusted returns 3 • GM Financial (GMF) is General Motors’ global captive finance company • Earning assets of $88.1B • Global operations covering ~90% of GM’s worldwide sales – Offering auto finance products to 14,000 dealers worldwide – Over 6 million retail contracts outstanding • GMF is a strategic business for GM and well-positioned for profitable growth and contribution to overall enterprise value

GM FINANCIAL EVOLUTION Launched lease and floorplan enabling “captive light” support in North America Launched prime loan product in the U.S. Became exclusive subvented loan & lease provider in the U.S. Increased percentage of GM retail business in North America KEY AREAS OF FOCUS Drive captive value proposition Global expansion to align with GM sales footprint, covering about 90% of GM’s worldwide sales Acquisition of GM Financial (2010-2013) Acquisition of International Operations (2013-2015) Captive Expansion (2014-2017) Leveraging the Platform (2018 and Beyond) 4

GM FINANCIAL CAPTIVE VALUE PROPOSITION • Drive vehicle sales – Offer competitive, comprehensive suite of finance products and services – Support GM’s Go-To-Market strategies – Provide programs to support dealer sales GM Financial ranks highest when it comes to manufacturer loyalty1 • Lead generation programs • Sales/product training • Dealer Dividends • Lease-end loyalty waivers • Enhance customer experience and loyalty – Integrate with GM to enrich the customer experience and increase retention • Customer-centric servicing approach • Comprehensive voice-of-the-customer program • Ongoing investment in technologies to improve customer interaction • Robust lease end-of-term remarketing process to support dealer base and maximize resale values • Support GM customers and dealers across economic cycles – Unencumbered balance sheet and strong liquidity position • Contribute to enterprise profitability – Target annual pre-tax income of $1.5-2.0B when full captive penetration levels are achieved on a consistent basis 1. Based on CY 2016 IHS Markit Lease and Retail Return to Market Manufacturer Loyalty. Data based on disposal methodology and GM custom segmentation in the U.S. Manufacturer Loyalty rate equals households who return to market from a captive OEM leased or purchased vehicle and remain loyal to the same manufacturer. 5 • First look access to off-lease inventory • Integrated online application

$762 $1,196 $229 $443 CY-16 CY-17 Mar-17 Qtr Mar-18 Qtr Pre-tax Income ($M) North America International 2.4% 2.0% 2.3% 2.1% CY-16 CY-17 Mar-17 Qtr Mar-18 Qtr Net Charge-offs on Loans1 $39.7 $45.3 $11.9 $10.8 CY-16 CY-17 Mar-17 Qtr Mar-18 Qtr Origination Volume ($B) Latin America Retail Leases Latin America Retail Loans North America Retail Leases North America Retail Loans 2.1% 1.8% 1.9% 1.7% CY-16 CY-17 Mar-17 Qtr Mar-18 Qtr Operating Expense Ratio2 STRONG OPERATING RESULTS 6 1. As an annualized percentage of average retail finance receivables 2. As an annualized percentage of average earning assets

$68.6 $86.0 $88.1 Dec-16 Dec-17 Mar-18 Ending Earning Assets ($B) Retail Loan Retail Lease Commercial Loan $12.2 $17.9 $19.4 Dec-16 Dec-17 Mar-18 Liquidity ($B) Borrowing capacity Cash • Composition of ending earning assets has shifted to more prime credit profile – Sub-prime loan portfolio (FICO <620) represented approximately 12% of ending earning assets at March 31, 2018, down from 15% at March 31, 2017 • Liquidity at March 31, 2018 was up $1.5B from December 31, 2017 due primarily to an increase in receivables eligible to be pledged and a decrease in advances outstanding on secured revolving credit facilities SOLID BALANCE SHEET 7

Dec-16 Dec-17 Mar-18 Leverage Ratio1,2 $7.5 $9.1 $9.6 Dec-16 Dec-17 Mar-18 Tangible Net Worth ($B) • Increase in tangible net worth and decrease in leverage ratio attributable to continued earnings growth – At March 31, 2018, the applicable Support Agreement leverage ratio threshold was 11.50x SOLID BALANCE SHEET (CONTINUED) 1. Calculated consistent with GM/GMF Support Agreement, filed on Form 8-K with the Securities and Exchange Commission on September 4, 2014 2. December 31, 2016 ratio as originally reported 8 10.41x 9.49x 9.10x

FINANCIAL SUPPORT FROM GM • Support Agreement in place between GM and GMF – Agreement solidifies GMF’s position as a core component of GM’s business and strengthens GMF’s capability to support GM’s strategy – Five-year agreement that automatically renews annually in April • Requires 100% voting ownership of GMF by GM as long as GMF has unsecured debt securities outstanding • Solidifies GMF’s liquidity position – Junior subordinated unsecured credit line of $1.0B from GM; renews with Support Agreement renewal – Provides GMF exclusive access to the $2.0B, 364-day tranche of GM’s Revolving Credit Facility • Establishes leverage limits and provides funding support to GMF if needed – Leverage limits (Net Earning Assets divided by Adjusted Equity, which includes amounts outstanding on the Junior Subordinated Revolving Credit Facility, if any) above the thresholds triggers funding request from GMF to GM: 9 1. Measured at each calendar quarter GMF’s Net Earning Assets1 Leverage1 Less than $50B 8.0:1.0 Greater than or equal to $50B but less than $75B 9.5:1.0 Greater than or equal to $75B but less than $100B 11.5:1.0 Greater than or equal to $100B 12.0:1.0 At March 31, 2018

GM GM Financial Current Ratings Company Rating Bond Rating Outlook Company Rating Bond Rating Outlook DBRS BBB N/A Positive BBB BBB Positive Fitch BBB BBB Stable BBB BBB Stable Moody’s I.G. Baa3 Stable Baa3 Baa3 Stable Standard and Poor’s BBB BBB Stable BBB BBB Stable COMMITTED TO INVESTMENT GRADE GM targeting performance consistent with “A” ratings criteria; investment grade status achieved with all agencies and aligned with GM’s ratings; investment grade rating critical for captive strategy execution 10

FUNDING PLATFORM

Debt Outstanding at March 31, 2018



Secured
47%
$83.5B
Unsecured[1]
53%

- **Stable funding mix, with unsecured funding comprising ~50% of total debt**
  - Strategy to fund locally with flexibility to issue globally to support U.S. growth
- **Credit facilities**
  - Committed credit facilities totaling $26.1B provided by 27 banks
    - Additionally, $2.4B drawn on uncommitted credit facilities
- **Securitization platforms**
  - Segregated by asset type and geography – current platforms:
    - AMCAR – U.S. Sub-prime Retail Loan
    - GMALT – U.S. Lease
    - GFORT – U.S. Floorplan
    - GCOLT – Canada Lease
    - GMCAR – U.S. Prime Retail Loan
  - YTD March 31, 2018, issued $3.2B in public secured debt; projected CY 2018 issuances: ~$13-15B, including 144A transactions
  - Private amortizing securitizations are used to augment/diversify funding
- **Global senior notes platform**
  - Supporting operations in the U.S., Canada and Latin America
  - Will continue to be regular issuer off EMTN shelf to support U.S. funding needs
  - YTD March 31, 2018, issued $3.4B in unsecured debt; projected CY 2018 issuances: ~$7-9B, 6-8 offerings

1. Includes $2.3B in unsecured credit facilities

GM FINANCIAL 11

OPERATING METRICS 12

GM AND GMF PENETRATION STATISTICS

	Quarter Ended		
	Mar-18	Dec-17	Mar-17
GMF as a % of GM Retail Sales			
U.S.	40.6%	30.4%	50.4%
Latin America	66.7%	55.7%	60.5%
GMF Wholesale Dealer Penetration			
U.S.	21.6%	20.2%	16.9%
Latin America	98.2%	97.3%	97.0%
GM as % of GMF Retail Originations (GM New / GMF Retail Loan and Lease)			
U.S.	89.1%	89.2%	86.9%
Latin America	93.5%	93.9%	94.2%

- **U.S. retail penetration grew sequentially due to down payment assistance programs being offered on a greater number of high-volume vehicles**
  - Retail penetration was down year-over-year due to lower GM lease penetration and down payment assistance being offered by GM on fewer vehicles, with a smaller incentive spend per vehicle
- **Latin America penetration of GM retail sales was up due to continued strong joint campaign activity with GM**

GM FINANCIAL 13

$0.8 $0.9 $1.0 $1.0 $0.9 $0.7 $0.7 $0.5 $0.5 $0.5 $0.7 $0.6 $0.6 $0.5 $0.6 $3.4 $3.1 $2.6 $2.4 $3.1 $5.6 $5.3 $4.7 $4.4 $5.1 $24.4 $26.0 $27.0 $27.6 $28.8 $29.3 $31.1 $32.3 $32.8 $34.3 Mar-17 Jun-17 Sept-17 Dec-17 Mar-18 North America GM New North America GM Used North America Non-GM Latin America North America Retail Finance Receivables Total Retail Finance Receivables RETAIL LOAN ORIGINATIONS U.S. Metrics: GMF as % of GM New ≥620 33% 23% 18% 14% 29% GMF as % of GM New <620 45% 48% 40% 34% 36% Weighted Avg. FICO Score 703 698 696 702 716 ($B) No th eri 1 No th eri 2 North eri No - 3 1. Loans originated on new vehicles by GM dealers 2. Loans originated on used vehicles by GM dealers 3. Loans originated on vehicles by non-GM dealers 14

2.3% 1.7% 1.9% 2.2% 2.1% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Mar-17 Jun-17 Sept-17 Dec-17 Mar-18 Net charge-offs 31-60 day delinquency 61+ day delinquency • March 2018 net charge-off percentage is down compared to March 2017 due to positive impact of credit mix shift to prime, as well as better recovery rates – North America recovery rates were better in the March 2018 quarter compared to March 2017; however, they are expected to trend down on a year-over-year basis for the remainder of the year • Delinquency continues to be positively impacted by the credit mix shift; however, delinquency at March 31, 2018 was elevated due to operational constraints resulting from the conversion of our loan servicing system at the beginning of calendar 2018 RETAIL LOAN CREDIT PERFORMANCE North America Recovery Rate 52% 54% 52% 50% 53% Net r - ff 1 1. As an annualized percentage of average retail finance receivables 15

$6.0 $6.2 $6.1 $5.5 $5.3 $0.3 $0.5 $0.4 $0.3 $0.4 $6.3 $6.7 $6.5 $5.8 $5.7 $37.1 $39.7 $41.8 $42.9 $43.4 Mar-17 Jun-17 Sept-17 Dec-17 Mar-18 U.S. Lease Volume Other Lease Volume Total Lease Portfolio • Origination volume directly corresponds to GM sales mix among loan, lease and cash • U.S. lease portfolio at March 31, 2018: – 1.6 million contracts with a balance of $41.0B – 95% of lease portfolio had a FICO score or equivalent greater than 620 at origination – 99% of operating leases were current with respect to payment status LEASE ORIGINATIONS ($B) Lease um 1 16 1. Canada and Latin America

0 10,000 20,000 30,000 40,000 50,000 60,000 90% 95% 100% 105% 110% 115% 120% Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 V o lum e R es id u a l R e a liz ati o n – G a in/ (L o ss ) Quarterly U.S. GMF Gross Proceeds vs. ALG Residuals at Origination1 Q1 2017 – Q1 2018 Sales (Avg % Per Unit) Car Sales CUV/SUV/Truck Sales Car Avg G(L) CUV/SUV/Truck Avg G(L) Total Avg G(L) • GM and GMF jointly support residual values • Residual performance on returned vehicles2 – U.S. disposition proceeds on returned leased vehicles compared to estimates at origination have been stable since the March 2017 quarter – Used car prices declined ~5% year-over-year in 2017 – Experienced stronger than anticipated used car prices in Q1 2018; however, increasing supply of used vehicles in 2018 are expected to continue to pressure used car prices • Expect decline of 5-6% in 2018 as compared to 2017 U.S. RESIDUAL VALUE 17 1. Reflects average per unit gain/(loss) on vehicles returned to GMF and sold in the period 2. Vehicles not purchased by the lessee or dealer at contract residual value that are returned to and remarketed by GMF

$7.0 $8.3 $8.1 $8.7 $8.9 $1.5 $1.4 $1.4 $1.6 $1.5 $8.5 $9.7 $9.5 $10.3 $10.4 1,385 1,459 1,502 1,538 1,592 Mar-17 Jun-17 Sept-17 Dec-17 Mar-18 North America Commercial Finance Receivables ($B) Latin America Commercial Finance Receivables ($B) Number of Dealers • Steady growth in number of U.S. dealers and receivables outstanding – U.S. dealers totaled 971 at March 31, 2018, a 26% increase year-over-year • Floorplan financing represents more than 90% of commercial portfolio COMMERCIAL LENDING 18

• GMF owns a 35% equity stake in SAIC-GMAC joint venture1 • GM’s China market share for Q1 2018 was 14.8%, industry grew low-to-mid single digits • Joint venture earning assets of $15.4B at March 31, 2018, up $4.1B year-over-year • Increasing acceptance of consumer financing; relative to the U.S., auto loans typically have higher down payments, lower LTVs and shorter terms 29.3% 38.1% 26.2% 36.3% CY-16 CY-17 Mar-17 Qtr Mar-18 Qtr China JV as % of SGM2 Retail Sales3 0.25% 0.09% 0.14% 0.05% CY-16 CY-17 Mar-17 Qtr Mar-18 Qtr Net Charge-offs on Loans4 SAIC-GMAC CHINA JOINT VENTURE 19 1. Results reflected in financial statements under equity method 2. SAIC General Motors Corporation Limited 3. Includes off-balance sheet contracts originated for third parties 4. As an annualized percentage of average retail finance receivables $8.3 $11.2 $1.7 $3.0 CY-16 CY-17 Mar-17 Qtr Mar-18 Qtr Retail Origination Volume3 ($B) $151 $173 $47 $52 CY-16 CY-17 Mar-17 Qtr Mar-18 Qtr Equity Income ($M)

GM FINANCIAL KEY STRENGTHS • GM priority to grow GM Financial – Expansion of captive presence in the U.S. – Maintain captive penetration levels outside the U.S. • Operations covering ~90% of GM’s worldwide sales – Incremental growth opportunities through product offerings and enhancements and geographic expansion – Growing finance penetration in China provides opportunity for increased profitability • Investment grade rating; committed bank lines, well- established ABS and unsecured debt issuance programs – Along with GM, committed to running the business consistent with “A” ratings criteria • Earned $1.2B in pre-tax income for calendar year 2017 and a record $443M in the March 2018 quarter; target annual pre-tax income of $1.5-2.0B when full captive penetration levels are achieved on a consistent basis FULL SUITE OF AUTO FINANCE SOLUTIONS STRONG FINANCIAL PERFORMANCE EXPERIENCED AND SEASONED MANAGEMENT TEAM STRATEGIC INTERDEPENDENCE WITH GM SOLID GLOBAL FUNDING PLATFORM 20

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